UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

FORM 8-K

___________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2024

Andretti Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41218	98-1578373
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7615 Zionsville Road Indianapolis, Indiana 46268
(Address of principal executive offices, including zip code)

(317) 872-2700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable public warrant	WNNR.U	New York Stock Exchange
Class A ordinary shares, $0.0001 par value	WNNR	New York Stock Exchange
Public warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	WNNR WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

Non-Redemption Agreement

As previously disclosed, on February 13, 2024, Andretti Acquisition Corp. (the “Company”) held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) in connection with its previously announced business combination with Zapata Computing, Inc. (“Zapata”) as described in greater detail in the proxy statement prepared in connection with the Extraordinary General Meeting (the “Business Combination”). The voting results of the Extraordinary General Meeting are described in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on February 13, 2024.

The Company expects to complete the Business Combination on March 28, 2024.

On March 25, 2024, the Company entered into a non-redemption agreement (the “Non-Redemption Agreement”), with Sandia Investment Management LP on behalf of certain funds, investors, entities or accounts for which it or its affiliates acts as manager, sponsor or advisor (the “Investors”). Pursuant to such Non-Redemption Agreement, each Investor agreed to rescind or reverse any previously submitted redemption demand of the ordinary shares of the Company held or to be acquired by such Investor (the “Investor Shares”) up to 300,000 ordinary shares in the aggregate.

Upon consummation of the Business Combination, the Company shall pay or cause to be paid to the Investors a payment in respect of their respective Investor Shares from cash released from the trust account established in connection with Company’s initial public offering equal to the number of Investor Shares multiplied by the Redemption Price, minus the number of Investor Shares multiplied by $9.00.

The foregoing description of the Non-Redemption Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Non-Redemption Agreement, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

FORWARD LOOKING STATEMENTS

Certain statements included in this communication that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “continue,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem” “seek” “future” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of the management of the Company, and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions, the inability of the Company to successfully or timely consummate the Business Combination, the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; the outcome of any legal proceedings that may be instituted against the Company, Zapata or others following the completion of the Business Combination and any definitive agreements with respect thereto; the ability to meet stock exchange listing standards following the consummation of the Business Combination; failure to realize the anticipated benefits of the Business Combination, risks related to the performance of Zapata’s business and the timing of expected business or revenue milestones, and the effects of competition on Zapata’s business. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this Current Report. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. Neither the Company nor Zapata undertakes or accepts any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. These forward-looking statements should not be relied upon as representing the Company’s or Zapata’s assessments of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit Number	Description

10.1	Non-Redemption Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 25, 2024	ANDRETTI ACQUISITION CORP.

	By:	/s/ William M. Brown
		Name:	William M. Brown
		Title:	President and Chief Financial Officer